UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2015

CHS Inc.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-36079

Minnesota	41-0251095
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5500 Cenex Drive
Inver Grove Heights, Minnesota 55077
(Address of Principal Executive Offices) (Zip Code)

(651) 355-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

2015 Revolving Loan Credit Agreement

On September 4, 2015, CHS Inc. (the “Company”) entered into a 2015 Amended and Restated Credit Agreement (5-Year Revolving Loan) (the “2015 Revolving Loan Credit Agreement”) with CoBank, ACB (“CoBank”), as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, Wells Fargo Bank, National Association, as syndication agent, and the other syndication parties party thereto, which 2015 Revolving Loan Credit Agreement amends and restates that certain 2013 Credit Agreement (5-Year Revolving Loan) (the “2013 Credit Agreement”), dated as of June 26, 2013, by and between the Company, CoBank, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, and the other syndication parties party thereto. The 2015 Revolving Loan Credit Agreement provides for a five-year, committed revolving credit facility in the amount of $3,000,000,000, subject to increase under the 2015 Revolving Loan Credit Agreement to an amount not exceeding $3,700,000,000, that expires on September 4, 2020. The 2013 Credit Agreement provided for a $2,500,000,000 (subject to increase to an amount not exceeding $3,200,000,000) committed revolving credit facility that was set to expire on June 26, 2018.

The 2015 Revolving Loan Credit Agreement includes a letter of credit facility in the amount of up to $200,000,000, the outstanding amount of which decreases the available commitment under the 2015 Revolving Loan Credit Agreement.

As of September 4, 2015, no amount had been drawn under the 2015 Revolving Loan Credit Agreement.

The Company’s obligations under the 2015 Revolving Loan Credit Agreement are unsecured, except with respect to (i) certain cash collateral required to be deposited under certain circumstances in connection with issued letters of credit and (ii) certain statutory liens in favor of CoBank or Farm Credit System institutions relating to equity interests in such syndication parties which have been or may in the future be purchased by the Company.

Borrowings under the 2015 Revolving Loan Credit Agreement will bear interest at the Base Rate (as defined in the 2015 Revolving Loan Credit Agreement, which is a base rate plus an applicable margin) or, if the Company requests and receives a LIBO Rate under the 2015 Revolving Loan Credit Agreement, at the LIBO Rate (as defined in the 2015 Revolving Loan Credit Agreement, which is the per annum rate for the LIBO Rate period selected by the Company plus an applicable margin). The applicable margin under the 2015 Revolving Loan Credit Agreement is based on the Company’s leverage ratio and ranges between 0.90% and 1.45% for LIBO Rate loans and between 0.00% and 0.45% for Base Rate loans.

The Company is required to pay certain fees, including fees on undrawn committed amounts, in connection with the 2015 Revolving Loan Credit Agreement.

The proceeds of the loans under the 2015 Revolving Loan Credit Agreement will be used by the Company (a) to fund working capital requirements, (b) for general corporate purposes, including funding capital expenditures, (c) to support issuances of letters of credit and (d) to pay overnight advances made pursuant to the 2015 Revolving Loan Credit Agreement.

The 2015 Revolving Loan Credit Agreement contains customary representations, warranties and covenants, including financial covenants (a) to have, as of the end of each fiscal quarter, a consolidated net worth equal to or greater than $3,500,000,000, (b) to have, as of the end of each fiscal quarter, a ratio of consolidated funded debt divided by consolidated cash flow, as measured on the previous consecutive four fiscal quarters, of no greater than 3.50 to 1.00 and (c) to not permit the ratio of adjusted consolidated funded debt to consolidated net worth to exceed 0.80 to 1.00, as measured at the end of each fiscal quarter. The 2013 Credit Agreement required a consolidated net worth equal to or greater than $2,500,000,000 at all times and a ratio of consolidated funded debt divided by consolidated cash flow, as measured on the previous consecutive four fiscal quarters, of no greater than 3.00 to 1.00. The 2015 Revolving Loan Credit Agreement also restricts the Company and its consolidated subsidiaries from creating or incurring any Priority Debt (as defined in the 2015 Revolving Loan Credit Agreement), if after giving effect thereto, the aggregate outstanding principal amount of all Priority Debt would exceed 20.0% of the Company’s consolidated net worth.

The 2015 Revolving Loan Agreement contains customary events of default, including cross-defaults relating to other indebtedness. The occurrence of certain events of default will, at the option of the administrative agent or at the direction of syndication parties whose aggregate individual commitments under the 2015 Revolving Loan Credit Agreement constitute more than 50.0% of the total commitments thereunder, result in the entire debt under the 2015 Revolving Loan Credit Agreement becoming immediately due and payable. The occurrence of certain other events of default involving insolvency or bankruptcy of the Company or any of its significant subsidiaries will result in the entire debt under the 2015 Revolving Loan Agreement becoming immediately due and payable without any action by or on behalf of the administrative agent.

CoBank and certain other syndication parties that are parties to the 2015 Revolving Loan Credit Agreement are also parties to one or more of the Company’s other outstanding credit facilities, including, without limitation, the 2015 Term Loan Credit Agreement (as defined below) and the 2007 Term Loan Credit Agreement (as defined below). In addition, CoBank is a holder of notes issued by the Company under the Note Purchase Agreements (as defined below). Also, certain syndication parties that are parties to the 2015 Revolving Loan Credit Agreement and/or their affiliates have from time to time engaged, and in the future may engage, in various financial advisory and investment banking transactions with, and provide services to, the Company and its subsidiaries in the ordinary course of business for which they received or will receive customary fees and expenses.

The foregoing description of the 2015 Revolving Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Revolving Loan Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

2015 Term Loan Credit Agreement

On September 4, 2015, the Company also entered into a 2015 Credit Agreement (10-Year Term Loan) (the “2015 Term Loan Credit Agreement”) with CoBank, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, and the other syndication parties party thereto. The 2015 Term Loan Credit Agreement provides for committed term loans in an amount up to $600,000,000, which term loans may be drawn down from time to time, but in no event on more than 10 occasions, from September 4, 2015 until September 4, 2016. Amounts drawn under the 2015 Term Loan Credit Agreement that are subsequently repaid or prepaid may not be reborrowed. Principal on the term loans under the 2015 Term Loan Credit Agreement (other than the Incremental Loans (as defined below)) is payable in full on September 4, 2025.

As of September 4, 2015, no amount had been drawn under the 2015 Term Loan Credit Agreement.

The Company’s obligations under the 2015 Term Loan Credit Agreement are unsecured, except with respect to certain statutory liens in favor of CoBank or Farm Credit System institutions relating to equity interests in such syndication parties which have been or may in the future be purchased by the Company.

Borrowings under the 2015 Term Loan Credit Agreement will bear interest at the Base Rate (as defined in the 2015 Term Loan Credit Agreement, which is a base rate plus an applicable margin) or, if the Company requests and receives a LIBO Rate under the 2015 Term Loan Credit Agreement, at the LIBO Rate (as defined in the 2015 Term Loan Credit Agreement, which is the per annum rate for the LIBO Rate period selected by the Company plus an applicable margin) or, if the Company requests and receives a Quoted Rate under the 2015 Term Loan Credit Agreement, at the Quoted Rate (as defined in the 2015 Term Loan Credit Agreement, which is a fixed rate of interest determined and quoted by the administrative agent in its sole and absolute discretion from time to time). The applicable margin under the 2015 Term Loan Credit Agreement is based on the Company’s leverage ratio and ranges between 1.50% and 2.00% for LIBO Rate loans and between 0.50% and 1.00% for Base Rate loans.

The Company is required to pay certain fees, including fees on undrawn committed amounts, in connection with the 2015 Term Loan Credit Agreement.

The proceeds of the loans under the 2015 Term Loan Credit Agreement will be used by the Company (a) to fund working capital requirements and (b) for general corporate purposes, including funding capital expenditures.

The 2015 Term Loan Credit Agreement contains customary representations, warranties and covenants, including financial covenants (a) to have, as of the end of each fiscal quarter, a consolidated net worth equal to or greater than $3,500,000,000, (b) to have, as of the end of each fiscal quarter, a ratio of consolidated funded debt divided by consolidated cash flow, as measured on the previous consecutive four fiscal quarters, of no greater than 3.50 to 1.00 and (c) to not permit the ratio of adjusted consolidated funded debt to consolidated net worth to exceed 0.80 to 1.00, as measured at the end of each fiscal quarter. The 2015 Term Loan Credit Agreement also restricts the Company and its consolidated subsidiaries from creating or incurring any Priority Debt (as defined in the 2015 Term Loan Credit Agreement), if after giving effect thereto, the aggregate outstanding principal amount of all Priority Debt would exceed 20.0% of the Company’s consolidated net worth.

The 2015 Term Loan Agreement contains customary events of default, including cross-defaults relating to other indebtedness. The occurrence of certain events of default will, at the option of the administrative agent or at the direction of syndication parties whose aggregate individual commitments under the 2015 Term Loan Credit Agreement constitute more than 50.0% of the total commitments thereunder, result in the entire debt under the 2015 Term Loan Credit Agreement becoming immediately due and payable. The occurrence of certain other events of default involving insolvency or bankruptcy of the Company or any of its significant subsidiaries will result in the entire debt under the 2015 Term Loan Agreement becoming immediately due and payable without any action by or on behalf of the administrative agent.

Following September 4, 2016, under certain circumstances, the Company may request the establishment of between $25,000,000 and $100,000,000 of new term loans under the 2015 Term Loan Credit Agreement (the “Incremental Loans”). The maturity date of the Incremental Loans may not be earlier than September 4, 2025 and the weighted average life to maturity of all Incremental Loans may be no shorter than the remaining weighted average life to maturity of the loans outstanding under the 2015 Term Loan Credit Agreement immediately prior to the funding of the Incremental Loans. Except with respect to amortization, pricing and final maturity (and except for covenants or other provisions applicable only to periods after September 4, 2025), the Incremental Loans will be on terms consistent with the other loans under the 2015 Term Loan Credit Agreement. Applicable interest margins on the Incremental Loans will be determined by the Company and the applicable new syndication parties; provided, that the initial yield on any Incremental Loans may be no greater than 0.50% per annum higher than the yield applicable to loans outstanding under the 2015 Term Loan Credit Agreement immediately prior to the funding of the applicable Incremental Loan (including any previously funded Incremental Loans).

CoBank and certain other syndication parties that are parties to the 2015 Term Loan Credit Agreement are also parties to one or more of the Company’s other outstanding credit facilities, including, without limitation, the 2015 Revolving Loan Credit Agreement and the 2007 Term Loan Credit Agreement. In addition, CoBank is a holder of notes issued by the Company under the Note Purchase Agreements. Also, certain syndication parties that are parties to the 2015 Term Loan Credit Agreement and/or their affiliates have from time to time engaged, and in the future may engage, in various financial advisory and investment banking transactions with, and provide services to, the Company and its subsidiaries in the ordinary course of business for which they received or will receive customary fees and expenses.

The foregoing description of the 2015 Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Term Loan Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

2007 Term Loan Credit Agreement Amendment and Note Purchase Agreement Amendments

In connection with the execution of the 2015 Revolving Loan Credit Agreement and the 2015 Term Loan Credit Agreement, the Company also entered into (a) a Fifth Amendment and Waiver (the “2007 Term Loan Credit Agreement Amendment”) to that certain Credit Agreement (10-Year Term Loan) (the “2007 Term Loan Credit Agreement”), dated as of December 12, 2007, by and between the Company, CoBank, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, and the other syndication parties party thereto, (b) an Amendment No. 2 (the “2002 Note Purchase Agreement Amendment”) to that certain Note

Purchase Agreement (the “2002 Note Purchase Agreement”), dated as of October 8, 2002, between the Company and the purchasers of notes party thereto, (c) an Amendment No. 6 (the “2004 Note Purchase Agreement Amendment”) to that certain Note Purchase and Private Shelf Agreement (the “2004 Note Purchase Agreement”), dated as of April 13, 2004, between the Company and the purchasers of notes party thereto, (d) an Amendment No. 2 (the “2007 Note Purchase Agreement Amendment”) to that certain Note Purchase Agreement (the “2007 Note Purchase Agreement”), dated as of October 4, 2007, between the Company and the purchasers of notes party thereto and (e) an Amendment No. 1 (the “2011 Note Purchase Agreement Amendment” and, each of the 2002 Note Purchase Agreement Amendment, the 2004 Note Purchase Agreement Amendment, the 2007 Note Purchase Agreement Amendment and the 2011 Note Purchase Agreement Amendment, a “Note Purchase Agreement Amendment” and, collectively, the “Note Purchase Agreement Amendments”) to that certain Note Purchase Agreement (the “2011 Note Purchase Agreement” and, each of the 2002 Note Purchase Agreement, the 2004 Note Purchase Agreement, the 2007 Note Purchase Agreement and the 2011 Note Purchase Agreement, a “Note Purchase Agreement” and, collectively, the “Note Purchase Agreements”), dated as of June 9, 2011, between the Company and the purchasers of notes party thereto.

Pursuant to the 2007 Term Loan Credit Agreement Amendment and the Note Purchase Agreement Amendments, certain definitions, covenants, events of default and other provisions included in the 2007 Term Loan Credit Agreement and Note Purchase Agreements were amended to conform to the corresponding definitions, covenants, events of default and provisions included in the 2015 Revolving Loan Credit Agreement and 2015 Term Loan Credit Agreement. In addition, the Note Purchase Agreement Amendments provide that, if the ratio of consolidated funded debt, determined as of the end of each fiscal quarter, to consolidated cash flow for the period of four quarters ending on such date is greater than 3.00 to 1.00, then the interest rates on the notes issued pursuant to the Note Purchase Agreements will be 0.25% greater than they otherwise would have been prior to the Note Purchase Agreement Amendments.

In connection with the 2007 Term Loan Credit Agreement Amendment, certain fees were paid by the Company to CoBank and, in connection with the Note Purchase Agreement Amendments, certain amendment fees were paid by the Company to the noteholders thereunder.

CoBank and certain other syndication parties that are parties to the 2007 Term Loan Credit Agreement (including the 2007 Term Loan Credit Agreement Amendment) are also parties to one or more of the Company’s other outstanding credit facilities, including, without limitation, the 2015 Revolving Loan Credit Agreement and the 2015 Term Loan Credit Agreement. In addition, CoBank is a holder of notes issued by the Company under the Note Purchase Agreements. Also, certain syndication parties that are parties to the 2007 Term Loan Credit Agreement (including the 2007 Term Loan Credit Agreement Amendment) and/or their affiliates have from time to time engaged, and in the future may engage, in various financial advisory and investment banking transactions with, and provide services to, the Company and its subsidiaries in the ordinary course of business for which they received or will receive customary fees and expenses.

Certain noteholders under each Note Purchase Agreement are also holders of notes issued by the Company under other Note Purchase Agreements. In addition, certain noteholders under the Note Purchase Agreements and/or their affiliates have from time to time engaged, and in the future may engage, in various commercial transactions with the Company and its subsidiaries in the ordinary course of business for which they received or will receive customary fees and expenses.

The foregoing descriptions of the 2007 Term Loan Credit Agreement Amendment and the Note Purchase Agreement Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the 2007 Term Loan Credit Agreement Amendment and the Note Purchase Agreement Amendments, copies of which are attached hereto as Exhibits 10.3 through 10.7 and are incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

10.1

2015 Amended and Restated Credit Agreement (5-Year Revolving Loan), dated as of September 4, 2015, by and between CHS Inc., CoBank, ACB, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, Wells Fargo Bank, National Association, as syndication agent, and the other syndication parties party thereto

10.2

2015 Credit Agreement (10-Year Term Loan), dated as of September 4, 2015, by and between CHS Inc., CoBank, ACB, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, and the other syndication parties party thereto

10.3

Fifth Amendment and Waiver, dated as of September 4, 2015, to that certain Credit Agreement (10-Year Term Loan), dated as of December 12, 2007, by and between CHS Inc., CoBank, ACB, as a syndication party and as the administrative agent for the benefit of all present and future syndication parties, and the other syndication parties party thereto

10.4	Amendment No. 2, dated as of September 4, 2015, to that certain Note Purchase Agreement, dated as of October 8, 2002, between CHS Inc. and the purchasers of notes party thereto

10.5	Amendment No. 6, dated as of September 4, 2015, to that certain Note Purchase and Private Shelf Agreement, dated as of April 13, 2004, between CHS Inc. and the purchasers of notes party thereto

10.6	Amendment No. 2, dated as of September 4, 2015, to that certain Note Purchase Agreement, dated as of October 4, 2007, between CHS Inc. and the purchasers of notes party thereto

10.7	Amendment No. 1, dated as of September 4, 2015, to that certain Note Purchase Agreement, dated as of June 9, 2011, between CHS Inc. and the purchasers of notes party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS INC.

Date: September 11, 2015	By:	/s/ Timothy Skidmore
Timothy Skidmore
Executive Vice President and Chief Financial Officer